PSG Tactical Growth Fund

Absolute returns focus
The Fund seeks total return from income and capital appreciation with an emphasis on absolute return.

Risk management
Implementing hedging strategies in unfavorable markets may manage downside risk.

Flexible Strategy
Utilizing a flexible strategy allows the Fund to access a wide variety of asset classes. This broad mandate allows the manager to be opportunistic.

PSG Tactical Growth Fund

Opened in April 2012 , the PSG Tactical Growth Fund (the Fund) is a non-diversified, SEC registered, open end mutual fund investing primarily in US based companies. The Fund seeks total return from income and capital appreciation with an emphasis on absolute return. The Fund's adviser seeks to achieve the Fund's investment objective by selecting investments based upon their income or long term growth potential. The Fund is for long term investors who, after reading the Prospectus understand the risks and benefits of owning the Fund. Fund Adviser is PSG Investment Advisors, LLC, a Registered Investment Adviser.

The Portfolio Manager, Jonathan Giordani, CFA, Director of Investments of the adviser, has over 15 years of investment management experience. He has served the Fund as its portfolio manager since it commenced operations in April 2012. Additionally, Mr. Giordani is Director of Investments, Planning Solutions Group, LLC, a position held since December 2005. As Director of Investments for Planning Solutions Group, LLC, Mr. Giordani oversees the firm's assets under management.

For more information on Planning Solutions Group, LLC please visit www.psgplanning.com

PSG Tactical Growth Fund

The Fund is a series of PSG Capital Management Trust, and you may purchase shares directly from PSG Capital Management Trust. You also may purchase shares through a brokerage firm or other intermediary that has contracted with PSG Capital Management Trust to sell shares of the Fund. You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, please call the Fund's transfer agent at (800) 869-1679 to request a Shareholder Account Application. You will need to establish an account before investing.

Minimum investment

	Initial Investment	Subsequent Investment
Regular accounts	$2,500	$250
IRA accounts	$2,500	$250

The Fund is 100% no load with no redemption fees except for a 1% fee on redemption of shares within 90 days of purchase.

Summary Prospectus May 2012

PSG Tactical Growth Fund

Transfer Agent:

Address: Mutual Shareholder Services, LLC.
8000 Town Centre Drive, Suite 400
Broadview Heights, OH 44147

Phone: (800) 869-1679
(440)922-0066

Investment Advisor:

Address: PSG Investment Advisors, LLC
8161 Maple Lawn Blvd., Suite 400
Maple Lawn, MD 20759

PSG Tactical Growth Fund

Information on this Website is for informational purposes only and should not be considered a solicitation to buy or an offer to sell shares of PSG Tactical Growth Fund.

Performance data quoted represents past performance and past performance does not guarantee future results. Investing in PSG Tactical Growth Fund (the "Fund") involves risk, including possible loss of principal amount invested. Investors should carefully consider the investment objectives, risks and expense ratio of the Fund. This and other important information about the Fund is contained in the prospectus, a written copy of which can be obtained by calling the Fund's distributor, (800) 869-1679. The prospectus should be read carefully prior to investing.